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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002


                          HOME EQUITY LOAN TRUST 2002-A
                          -----------------------------
             (Exact name of registrant as specified in its charter)



           Minnesota                  33-55853                 Applied for
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 (State or other jurisdiction     (Commission file            (IRS employer
       of incorporation)              numbers)             identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota   55102-1639
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              (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.        Other Events
               ------------

               Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and U.S. Bank Trust (N.A.) (the "Trustee"), on March 15, 2002, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1


Item 7.        Financial Statements and Exhibits
               ---------------------------------

               (C)      Exhibits

                        The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                        Exhibit No.       Description
                        -----------       -----------
                        99.1              Monthly report delivered to
                                          Certificateholders on April 15, 2002.

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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2002


                                      HOME EQUITY LOAN TRUST 2002-A


                                      By: CONSECO FINANCE CORP.
                                          As Servicer with respect to the Trust



                                      By: /s/ Keith Anderson
                                          ------------------
                                          Keith Anderson
                                          Senior Vice President and Treasurer

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                                INDEX TO EXHIBITS

Exhibit                                                                  Page
-------                                                                  ----
Number
------
99.1      Monthly Report Delivered to Certificateholders on April 15,
          2002.